MORGAN STANLEY DEAN WITTER INSURED                      Two World Trade Center,
MUNICIPAL BOND TRUST                                   New York, New York 10048
LETTER TO THE SHAREHOLDERS April 30, 1999


DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of Morgan Stanley Dean Witter Insured Municipal Bond Trust (IMB) for the period ended April 30, 1999.

The financial markets have begun to recover from last year's global economic difficulties. The turmoil which included the Asian crisis, the Russian debt default and the rescue of a major U.S. hedge fund has given way to more normal financial conditions. The major catalyst for this return to stability was the liquidity provided by the Federal Reserve Board's 75 basis point reduction in the federal-funds rate during the fourth quarter of 1998.

International economic problems precipitated a "flight to quality" rally in fixed income securities and U.S. Treasury yields reached 30-year lows in October 1998. As the world markets recovered, foreign investors repatriated funds and Treasury yields began to rise. Interest rates also rose in response to the surprisingly robust domestic economic growth reported over the second half of 1998. The bond market became concerned that the central bank might become more restrictive by taking back some of the liquidity provided during the crisis.


MUNICIPAL MARKET CONDITIONS

During 1998, municipal yields were less volatile than Treasury yields. This pattern of stability continued into 1999. Long-term insured index yields stood at 5.25 percent at the end of April, only 20 basis points higher than their October 1998 levels. In contrast, Treasury bond yields rose 50 basis points from 5.15 to 5.65 percent. During the past six months, the yield pick up for extending tax-exempt maturities from one to 30 years averaged 225 basis points.


The modest rally of municipals during 1998 created a favorable relative value relationship to Treasuries. Municipals underperformed Treasuries and the ratio of municipal yields to Treasury yields climbed to 99 percent by December. The higher the ratio, the more attractive municipals are relative to Treasuries. Municipals have outperformed Treasuries this year and the ratio declined to 92 percent by April. The high-to-low annual range of municipal/Treasury yields for the past five years has averaged 93 to 84 percent.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS April 30, 1999, continued

In addition to lagging 1998's Treasury rally, municipals also experienced a glut of new-issue supply. Underwriting volume of $284 billion was up 28 percent from the prior year and approached 1993's record. Issuers actively refinanced at lower interest rates and refundings were 29 percent of the total volume. This year's rise in interest rates has reduced the amount of refunding activity. Refunding volume was down 42 percent in the first four months of 1999 while total underwriting declined 22 percent.


PERFORMANCE

The Trust's net asset value (NAV) decreased from $15.64 per share to $15.35 per share for the six-month period ended April 30, 1999. Based on this change plus reinvestment of tax-free dividends totaling $0.465 per share, the Trust's total NAV return was 1.10 percent. IMB's value on the New York Stock Exchange decreased from $16.125 to $15.4375 per share during the same period. Based on this change plus reinvestment of tax-free dividends, IMB's total market return was -1.44 percent. As of April 30, 1999, IMB's share price was a 0.57 percent premium to its NAV.

Monthly dividends for the second quarter of 1999 remained $0.0775 per share. The Trust's level of undistributed net investment income remained unchanged at $0.133 per share.

                        30-YEAR BOND YIELDS 1994 - 1999

  DATE       AAA INS     TSY       % RELATIONSHIP

12/31/93      5.40%      6.34%         85.17%
01/31/94      5.40       6.24          86.54%
02/28/94      5.80       6.66          87.09%
03/31/94      6.40       7.09          90.27%
04/29/94      6.35       7.32          86.75%
05/31/94      6.25       7.43          84.12%
06/30/94      6.50       7.61          85.41%
07/29/94      6.25       7.39          84.57%
08/31/94      6.30       7.45          84.56%
09/30/94      6.55       7.81          83.87%
10/31/94      6.75       7.96          84.80%
11/30/94      7.00       8.00          87.50%
12/30/94      6.75       7.88          85.66%
01/31/95      6.40       7.70          83.12%
02/28/95      6.15       7.44          82.66%
03/31/95      6.15       7.43          82.77%
04/28/95      6.20       7.34          84.47%
05/31/95      5.80       6.66          87.09%
06/30/95      6.10       6.62          92.15%
07/31/95      6.10       6.86          88.92%
08/31/95      6.00       6.66          90.09%
09/29/95      5.95       6.48          91.82%
10/31/95      5.75       6.33          90.84%
11/30/95      5.50       6.14          89.58%
12/29/95      5.35       5.94          90.07%
01/31/96      5.40       6.03          89.55%
02/29/96      5.60       6.46          86.69%
03/29/96      5.85       6.66          87.84%
04/30/96      5.95       6.89          86.36%
05/31/96      6.05       6.99          86.55%
06/28/96      5.90       6.89          85.63%
07/31/96      5.85       6.97          83.93%
08/30/96      5.90       7.11          82.98%
09/30/96      5.70       6.93          82.25%
10/31/96      5.65       6.64          85.09%
11/29/96      5.50       6.35          86.61%
12/31/96      5.60       6.63          84.46%
01/31/97      5.70       6.79          83.95%
02/28/97      5.65       6.80          83.09%
03/31/97      5.90       7.10          83.10%
04/30/97      5.75       6.94          82.85%
05/30/97      5.65       6.91          81.77%
06/30/97      5.60       6.78          82.60%
07/30/97      5.30       6.30          84.13%
08/31/97      5.50       6.61          83.21%
09/30/97      5.40       6.40          84.38%
10/31/97      5.35       6.15          86.99%
11/30/97      5.30       6.05          87.60%
12/31/97      5.15       5.92          86.99%
01/31/98      5.15       5.80          88.79%
02/28/98      5.20       5.92          87.84%
03/31/98      5.25       5.93          88.53%
04/30/98      5.35       5.95          89.92%
05/29/98      5.20       5.80          89.66%


06/30/98      5.20       5.65          92.04%
07/31/98      5.18       5.71          90.72%
08/31/98      5.03       5.27          95.45%
09/30/98      4.95       5.00          99.00%
10/31/98      5.05       5.16          97.87%
11/30/98      5.00       5.06          98.81%
12/31/98      5.05       5.10          99.02%
01/31/99      5.00       5.09          98.23%
02/28/99      5.10       5.58          91.40%
03/31/99      5.15       5.63          91.47%
04/30/99      5.20       5.66          91.87%

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS April 30, 1999, continued


LARGEST SECTORS AS OF APRIL 30, 1999
(% OF NET ASSETS)


Mortgage            22%
Water & Sewer       15%
Transportation      14%
Refunded            12%
Education            9%
IDR/PCR*             7%
Electric             6%

 *Industrial Development Pollution Control Revenue
 Portfolio structure is subject to change.

CREDIT ENHANCEMENTS AS OF APRIL 30, 1999
(% OF TOTAL LONG-TERM PORTFOLIO)

MBIA      39%
FGIC      32%
FSA       15%
GNMA       8%
AMBAC      6%

 Portfolio structure is subject to change.


CALL STRUCTURE AS OF APRIL 30, 1999                    WEIGHTED AVERAGE
(% OF TOTAL LONG-TERM PORTFOLIO)                       CALL PROTECTION: 5 YEARS
PERCENT CALLABLE

Years Bonds Callable

1999      2%
2000     17%
2001     34%
2002      5%
2003      2%
2004      0%
2005      6%
2006     13%
2007      0%
2008      6%
2009     11%
2010+     4%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS April 30, 1999, continued

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 12 long-term sectors and 40 credits. At the end of April, the portfolio's average maturity was 19 years. Portfolio duration, a measure of sensitivity to interest-rate changes, was 4.6 years. Issues in the refunded bond category comprised 12 percent of net assets. These bonds have been refinanced and will be redeemed on the date shown in the portfolio. The accompanying charts provide current information on the portfolio's call structure, largest sectors and mix of credit enhancements.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and the ARPS expenses (ARPS auction rate and expenses). The greater the spread and the larger the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During this six-month period, ARPS leverage contributed approximately $0.06 per share to common share earnings. The yield on the Trust's only ARPS for the six-month period was 3.65 percent. The ARPS series totaled $30 million and represented 28 percent of net assets.

ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.


LOOKING AHEAD

The combination of a flight to quality and the flood of new municipal issues made the municipal-to-Treasury yield relationship more favorable late last year than it had been in the previous 10 years. Although municipals have thus far outperformed Treasuries in 1999, we believe that municipals still offer investors considerable value versus their historical relationship to Treasuries.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS April 30, 1999, continued

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Trust's Investment Manager. He also serves as Chairman, Chief Executive Officer and Director of Morgan Stanley Dean Witter Distributors Inc. and Morgan Stanley Dean Witter Trust FSB.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured Municipal Bond Trust and look forward to continuing to serve your investment needs.


Very truly yours,



/s/ Charles A Fiumefreddo                    /s/ Mitchell M. Merin
   -----------------------------                 --------------------------
    CHARLES A. FIUMEFREDDO                       MITCHELL M. MERIN
    Chairman of the Board                        President

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                                COUPON    MATURITY
 THOUSANDS                                                                                 RATE       DATE         VALUE
------------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (92.6%)
            General Obligation (1.7%)
 $  2,000   California, Refg Dtd 10/01/98 (MBIA) ......................................... 4.50 %   10/01/28    $  1,809,660
 --------                                                                                                       ------------
            Educational Facilities Revenue (8.9%)
    6,000   Massachusetts Health & Educational Facilities Authority, Boston University
              Ser 1991 Ser K & L (MBIA) .................................................. 6.66     10/01/31       6,471,360
    2,000   New York State Dormitory Authority, St John's University Ser 1996 (MBIA) ..... 5.70     07/01/26       2,129,360
    1,000   Pennsylvania Higher Educational Facilities Authority, Duquesne University
 --------     Refg Ser A of 1991 (MBIA) .................................................. 6.75     04/01/20       1,051,890
                                                                                                                ------------
    9,000                                                                                                          9,652,610
 --------                                                                                                       ------------
            Electric Revenue (6.2%)
    3,000   Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser (FGIC) ........ 6.50     01/01/11       3,182,940
    1,500   South Carolina Public Service Authority, Santee Cooper 1997 Refg Ser A
              (MBIA) ..................................................................... 5.00     01/01/29       1,456,980
    2,000   Snohomish County Public Utility District #1, Washington, 1993 Ser (FGIC) ..... 6.00     01/01/18       2,154,740
 --------                                                                                                       ------------
    6,500                                                                                                          6,794,660
 --------                                                                                                       ------------
            Hospital Revenue (1.9%)
    2,000   University of Missouri, Health Ser 1996 A (AMBAC) ............................ 5.50     11/01/16       2,073,380
 --------                                                                                                       ------------
            Industrial Development/Pollution Control Revenue (7.4%)
    2,500   Jasper County, Indiana, Northern Indiana Public Service Co Collateralized
              Ser 1991 (MBIA) ............................................................ 7.10     07/01/17       2,703,025
    1,000   Rockport, Indiana, Indiana & Michigan Power Co Ser B (Secondary FGIC) ........ 7.60     03/01/16       1,081,530
    1,000   Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA) ................. 7.00     06/01/31       1,078,240
    3,000   New Hampshire Industrial Development Authority, Canal Electric Co (AMT)
 --------     (FGIC) ..................................................................... 7.375    12/01/20       3,214,320
                                                                                                                ------------
    7,500                                                                                                          8,077,115
 --------                                                                                                       ------------
            Mortgage Revenue -- Multi-Family (2.9%)
    2,955   New York State Housing Finance Agency, 1996 Ser A Refg (FSA) ................. 6.10     11/01/15       3,199,674
 --------                                                                                                       ------------
            Mortgage Revenue -- Single Family (19.0%)
    1,485   District of Columbia Housing Finance Agency, GNMA Collateralized
              Ser 1988 E (AMT) ........................................................... 7.70     12/01/22       1,528,778
       70   Hawaii Housing Finance & Development Corporation, Ser 1989 A (AMT)
              (Bifurcated FSA) ........................................................... 7.70     07/01/29          71,564
      800   Sedgwick & Shawnee County, Kansas, GNMA Collateralized 1990 Ser B
              (AMT) (AMBAC) .............................................................. 7.80     06/01/22         836,432
    4,830   Maine Housing Authority, Ser 1991 A (Bifurcated FSA) ......................... 7.40     11/15/22       5,081,643
    4,720   Massachusetts Housing Finance Agency, Ser 14 (Bifurcated FSA) ................ 7.60     12/01/14       4,949,439
    1,525   Missouri Housing Development Commission, GNMA-Backed 1991 Ser A
              (AMT) ...................................................................... 7.375    08/01/23       1,596,050

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                               COUPON      MATURITY
 THOUSANDS                                                                                RATE         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
 $  3,800   Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser 1 & 2
              (AMT) .................................................................... 7.631%       09/10/30    $  3,977,042
      620   New Jersey Housing & Mortgage Finance Agency, Home Buyer Ser E (MBIA)        7.65         10/01/16         642,419
    1,910   Tennessee Housing Development Agency, Homeownership Issue S (AMT)
 --------     (Secondary MBIA) ......................................................... 7.625        07/01/22       2,018,011
                                                                                                                  ------------
   19,760                                                                                                           20,701,378
 --------                                                                                                         ------------
            Nursing & Health Related Facilities Revenue (1.7%)
    2,000   New York State Dormitory Authority, Mental Health Ser 1999 C (MBIA) ........ 4.75         08/15/22       1,889,440
 --------                                                                                                         ------------
            Transportation Facilities Revenue (14.0%)
    3,000   Hawaii, Airports Second Ser 1990 (AMT) (FGIC) .............................. 7.50         07/01/20       3,184,710
    2,000   Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA) ............ 5.50         01/01/15       2,148,240
    2,000   Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
              Sub Lien Ser 1991 B (AMT) (MBIA) ......................................... 6.75         12/01/21       2,163,080
    5,000   New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC) ......................... 6.805        11/01/17       5,836,150
    2,000   North Texas Tollway Authority, Dallas North Tollway Ser 1998 (FGIC) ........ 4.75         01/01/29       1,870,240
 --------                                                                                                         ------------
   14,000                                                                                                           15,202,420
 --------                                                                                                         ------------
            Water & Sewer Revenue (15.3%)
    2,000   East Bay Municipal Utility District, California, Water Ser 1998 (MBIA) ..... 4.75         06/01/34       1,867,600
    2,250   Broward County, Florida, Utility Ser 1991 (FGIC) ........................... 6.00         10/01/20       2,354,558
    2,000   Lee County, Florida, Water & Sewer 1999 Ser A (AMBAC) ...................... 4.75         10/01/23       1,892,120
    1,200   Honolulu City & County, Hawaii, Wastewater Junior Ser 1998 (FGIC) .......... 5.25         07/01/17       1,217,136
    2,070   Rio Rancho, New Mexico, Water & Wastewater Refg Ser 1998 (AMBAC) ........... 5.25         05/15/17       2,112,062
    1,000   New York City Municipal Water Finance Authority, New York, 1999 Ser A
              (FGIC) ................................................................... 4.75         06/15/31         930,040
    2,000   Toledo, Ohio, Waterworks Impr & Refg Ser 1999 (FGIC) ....................... 4.75         11/15/17       1,939,980
    4,000   Norfolk, Virginia, Water Ser 1995 (MBIA) ................................... 5.875        11/01/20       4,306,320
 --------                                                                                                         ------------
   16,520                                                                                                           16,619,816
 --------                                                                                                         ------------
            Other Revenue (1.9%)
    2,000   Las Cruces, New Mexico, Ser 1995 (AMT) (MBIA) .............................. 5.50         12/01/15       2,067,500
 --------                                                                                                         ------------
            Refunded (11.7%)
    5,000   Eastern Municipal Water District, California, Water & Sewer Ser 1991
              COPs (FGIC) .............................................................. 6.50        07/01/01+       5,408,700
    5,000   Cook County, Illinois, Ser 1992 A (MBIA) ................................... 6.60        11/15/02+       5,572,000
    1,425   Port of Portland, Oregon, Portland International Airport Ser Seven B
              (AMT) (MBIA) ............................................................. 7.10        07/01/12+       1,744,898
 --------                                                                                                         ------------
   11,425                                                                                                           12,725,598
 --------                                                                                                         ------------
   95,660   TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $94,538,128) ...................................     100,813,251
 --------                                                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                      COUPON       MATURITY
 THOUSANDS                                                                       RATE          DATE           VALUE
------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (5.5%)
 $  1,500   East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1989
              (Demand 05/03/99) ............................................... 4.25*%       11/01/19      $  1,500,000
    1,500   Missouri Health & Educational Facilities Authority, Cox Health Care
              Ser 1997 (MBIA) (Demand 05/03/99) ............................... 4.25*        06/01/15         1,500,000
    3,000   Lincoln County, Wyoming, Exxon Corp Ser 1984 B
 ---------    (Demand 05/03/99) ............................................... 4.15*        11/01/14         3,000,000
                                                                                                           ------------
    6,000   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
 --------     (Identified Cost $6,000,000) ..............................................................     6,000,000
                                                                                                           ------------
 $101,660   TOTAL INVESTMENTS (Identified Cost $100,538,128) (a) .........................    98.1%         106,813,251
 ========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...............................     1.9            2,041,718
                                                                                             ------        ------------
            NET ASSETS ...................................................................   100.0%        $108,854,969
                                                                                             ======        ============

---------------
AMT    Alternative Minimum Tax.
COPs   Certificates of Participation.
+      Prerefunded to call date shown.
*      Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,601,371 and the aggregate gross depreciation is $326,248, resulting in net unrealized appreciation of $6,275,123.


Bond Insurance:
---------------

AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
FSA    Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited) continued

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
               Based on Market Value as a Percent of Net Assets
                                April 30, 1999







      California ................... 8.3%      Massachusetts ................ 10.5%       Oregon  ......................  1.6%
      District of Columbia ......... 1.4       Michigan .....................  2.0        Pennsylvania .................  1.0
      Florida ...................... 3.9       Missouri  ....................  4.7        South Carolina  ..............  4.3
      Hawaii ....................... 4.1       Nebraska   ...................  3.6        Tennessee ....................  1.8
      Illinois   ................... 7.1       New Hampshire ................  8.3        Texas  .......................  1.7
      Indiana ...................... 3.5       New Jersey   .................  0.6        Virginia .....................  4.0
      Kansas ....................... 1.7       New Mexico ...................  3.8        Washington ...................  2.0
      Louisiana   .................. 1.4       New York .....................  7.5        Wyoming ......................  2.8
      Maine ........................ 4.7       Ohio .........................  1.8                                       ----
                                                                                         Total   ....................... 98.1%
                                                                                                                         ====

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)

ASSETS :
Investments in securities, at value
  (identified cost $100,538,128) ........................................   $ 106,813,251
Cash ....................................................................         360,408
Interest receivable .....................................................       1,876,618
Prepaid expenses ........................................................          26,877
                                                                            -------------
   TOTAL ASSETS .........................................................     109,077,154
                                                                            -------------
LIABILITIES:
Payable for:
   Dividends to preferred shareholders ..................................          91,248
   Investment management fee ............................................          36,704
Accrued expenses ........................................................          94,233
                                                                            -------------
   TOTAL LIABILITIES ....................................................         222,185
                                                                            -------------
   NET ASSETS ...........................................................   $ 108,854,969
                                                                            =============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
  non-participating $.01 par value, 600 shares outstanding) .............   $  30,000,000
                                                                            -------------
Common shares of beneficial interest (unlimited shares authorized of
  $.01 par value, 5,137,563 shares outstanding) .........................      70,937,933
Net unrealized appreciation .............................................       6,275,123
Accumulated undistributed net investment income .........................         681,696
Accumulated undistributed net realized gain .............................         960,217
                                                                            -------------
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS .........................      78,854,969
                                                                            -------------
   TOTAL NET ASSETS .....................................................   $ 108,854,969
                                                                            =============
NET ASSET VALUE PER COMMON SHARE
  ($78,854,969 divided by 5,137,563 common shares outstanding) ..........          $15.35
                                                                                   ======



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended April 30, 1999 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME ...............................   $  3,279,542
                                                  ------------
EXPENSES
Investment management fee .....................        190,816
Auction commission fees .......................         55,788
Professional fees .............................         46,895
Transfer agent fees and expenses ..............         12,710
Shareholder reports and notices ...............          9,572
Trustees' fees and expenses ...................          9,324
Registration fees .............................          8,278
Auction agent fees ............................          4,025
Custodian fees ................................          2,634
Other .........................................          7,803
                                                  ------------
   TOTAL EXPENSES .............................        347,845
Less: expense offset ..........................         (2,627)
                                                  ------------
   NET EXPENSES ...............................        345,218
                                                  ------------
   NET INVESTMENT INCOME ......................      2,934,324
                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain .............................      1,035,985
Net change in unrealized appreciation .........     (2,519,627)
                                                  ------------
   NET LOSS ...................................     (1,483,642)
                                                  ------------
NET INCREASE ..................................   $  1,450,682
                                                  ============



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                       FOR THE SIX      FOR THE YEAR
                                                      MONTHS ENDED         ENDED
                                                     APRIL 30, 1999   OCTOBER 31, 1998
                                                    ---------------- -----------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .............................   $  2,934,324     $  6,142,230
Net realized gain .................................      1,035,985          209,427
Net change in unrealized appreciation .............     (2,519,627)         347,409
                                                      ------------     ------------
   NET INCREASE ...................................      1,450,682        6,699,066
                                                      ------------     ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred .........................................       (547,488)      (1,103,850)
Common ............................................     (2,388,919)      (5,060,382)
                                                      ------------     ------------
   TOTAL DIVIDENDS ................................     (2,936,407)      (6,164,232)
                                                      ------------     ------------
   NET INCREASE (DECREASE) ........................     (1,485,725)         534,834
NET ASSETS:
Beginning of period ...............................    110,340,694      109,805,860
                                                      ------------     ------------
   END OF PERIOD
  (Including undistributed net investment income of
  $681,696 and $683,779, respectively) ............   $108,854,969     $110,340,694
                                                      ============     ============



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured Municipal Bond Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.


C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1999 aggregated $11,323,913 and $17,026,570, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1999, the Trust had transfer agent fees and expenses payable of approximately $100.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,959. At April 30, 1999, the Trust had an accrued pension liability of $45,516, which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.


Dividends, which are cumulative, are reset through auction procedures.



              AMOUNT IN                   RESET          RANGE OF
 SHARES*     THOUSANDS*      RATE*        DATE       DIVIDEND RATES**
---------   ------------   ---------   ----------   -----------------
   600        $30,000        3.65%       07/08/99          3.65%

---------------
*   As of April 30, 1999.
**  For the six months ended April 30, 1999.


Subsequent to April 30, 1999 and up through June 4, 1999, the Trust paid dividends at a rate of 3.65% in the aggregate amount of $182,496.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:



                                                                                                            CAPITAL
                                                                                                            PAID IN
                                                                                               PAR         EXCESS OF
                                                                                SHARES        VALUE        PAR VALUE
                                                                             -----------   ----------   --------------
Balance, October 31, 1997, 1998 and April 30, 1999, respectively .........   5,137,563      $51,376      $70,886,557
                                                                             =========      =======      ===========

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At October 31, 1998, the Trust had a net capital loss carryover of approximately $76,000 of which $48,000 will be available through October 31, 2004 and $28,000 will be available through October 31, 2005 to offset future capital gains to the extent provided by regulations.


7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 30, 1999, the Trust declared the following dividends from net investment income:



    AMOUNT            RECORD           PAYABLE
   PER SHARE           DATE              DATE
--------------   ---------------   ---------------
   $0.0775          May 7, 1999       May 21, 1999
   $0.0775         June 4, 1999      June 18, 1999

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                   FOR THE SIX     FOR THE YEAR ENDED OCTOBER 31*
                                                                  MONTHS ENDED   -------------------------------------
                                                                 APRIL 30, 1999*         1998              1997
                                                               ------------------------------------- ----------------
                                                                   (unaudited)

SELECTED PER SHARE DATA :
Net asset value, beginning of period .........................      $ 15.64         $    15.53          $   15.35
                                                                    -------         ----------          ---------
Income (loss) from investment operations:
 Net investment income .......................................         0.57               1.20               1.20
 Net realized and unrealized gain (loss) .....................        (0.29)              0.11               0.16
                                                                    -------         ----------          ---------
Total income (loss) from investment operations ...............         0.28               1.31               1.36
                                                                    -------         ----------          ---------
Less dividends from:
 Net investment income .......................................        (0.47)             (0.99)             (0.96)
 Common share equivalent of dividends paid to preferred
  shareholders ...............................................        (0.10)             (0.21)             (0.22)
                                                                    -------         -----------         ---------
Total dividends ..............................................        (0.57)             (1.20)             (1.18)
                                                                    -------         -----------         ---------
Anti-dilutive effect of acquiring treasury shares ............           --                 --                 --
                                                                    -------         -----------         ---------
Net asset value, end of period ...............................      $ 15.35         $    15.64          $   15.53
                                                                    =======         ===========         =========
Market value, end of period ..................................      $15.438         $   16.125          $   16.00
                                                                    ========        ===========         =========
TOTAL RETURN+ ................................................        (1.44)%(1)          7.03  %           20.62%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS :
Total expenses ...............................................         0.88 %(2)          0.87  %(3)         0.89%(3)
Net investment income before preferred stock dividends .......         7.41 %(2)          7.65  %            7.80%
Preferred stock dividends ....................................         1.38 %(2)          1.37  %            1.43%
Net investment income available to common shareholders .......         6.03 %(2)          6.28  %            6.37%
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands ......................     $108,855          $ 110,341          $ 109,806
Asset coverage on preferred shares at end of period ..........          362 %              367%               365%
Portfolio turnover rate ......................................           11 %(1)             6%                 2%

                                                                      FOR THE YEAR ENDED OCTOBER 31*
                                                              ----------------------------------------------
                                                                   1996            1995             1994
                                                              -------------------------------- -------------
SELECTED PER SHARE DATA :
Net asset value, beginning of period ......................... $  15.41       $    14.16          $  16.75
                                                               --------       ----------          --------
Income (loss) from investment operations:
 Net investment income .......................................     1.21             1.22              1.34
 Net realized and unrealized gain (loss) .....................    (0.17)            1.30             (2.49)
                                                               ---------      ----------          --------
Total income (loss) from investment operations ...............     1.04             2.52             (1.15)
                                                               ---------      ----------          --------
Less dividends from:
 Net investment income .......................................    (0.90)           (1.04)            (1.21)
 Common share equivalent of dividends paid to preferred
  shareholders ...............................................    (0.22)           (0.23)            (0.23)
                                                               ---------      -----------         --------
Total dividends ..............................................    (1.12)           (1.27)            (1.44)
                                                               ---------      -----------         --------
Anti-dilutive effect of acquiring treasury shares ............     0.02               --                --
                                                               ---------      -----------         --------
Net asset value, end of period ............................... $  15.35       $    15.41          $  14.16
                                                               =========      ===========         ========
Market value, end of period .................................. $ 14.125       $   14.625          $ 12.875
                                                               =========      ===========         =========
TOTAL RETURN+ ................................................     3.06  %         22.10  %         (22.37)%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS :
Total expenses ...............................................     0.92  %          0.91  %(3)        1.03 %
Net investment income before preferred stock dividends .......     7.85  %          8.16  %           8.68 %
Preferred stock dividends ....................................     1.41  %          1.53  %           1.49 %
Net investment income available to common shareholders .......     6.44  %          6.63  %           7.19 %
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands ...................... $109,232       $  110,718          $109,377
Asset coverage on preferred shares at end of period ..........      363%             369%              312 %
Portfolio turnover rate ......................................        5%               6%               12 %


-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

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

                 (This page has been left blank intentionally.)

TRUSTEE
---------------------------------------
Michael Bozic
Charles A. Fiumefreddo                                 MORGAN STANLEY
Edwin J. Garn                                          DEAN WITTER
Wayne E. Hedien                                        INSURED
Dr. Manuel H. Johnson                                  MUNICIPAL
Michael E. Nugent                                      BOND TRUST
Philip J. Purcell
John L. Schroeder

OFFICERS
---------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
---------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
---------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
---------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein                   Semiannual Report
have been taken from the records of the                    April 30, 1999
Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.